                                                                    EXHIBIT 10.7

                            INDUSTRIAL SPACE LEASE



                                      FOR





                             LUMONICS CORPORATION
                             --------------------



DATED:  March 30, 1992
        --------------

                                  LEASE INDEX

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ARTICLE I.      BASIC TERMS

Section 1.1     A.  Address of Landlord..................................    1
                B.  Address of Tenant....................................    1
                C.  Premises.............................................    1
                D.  Building.............................................    1
                E.  Guarantor (s)........................................    1
                F.  Lease Term...........................................    1
                G.  Lease Year...........................................    1
                H.  Rent.................................................    2
                I.  Base Rent............................................    2
                J.  Security Deposit.....................................    2
                K.  Tenant's Proportionate Share.........................    2
                L.  Permitted Uses.......................................    2
                M.  Broker(s)............................................    2
Section 1.2         Effect of Reference to Basic Terms...................    2

ARTICLE II.     GRANT AND TERM

Section 2.1         Premises.............................................    2
Section 2.2         Term.................................................    2
Section 2.3         Possession...........................................    2

ARTICLE III.        RESERVATIONS BY LANDLORD

Section 3.1         Roof, Walls, Utilities, etc..........................    3
Section 3.2         Other Reservations...................................    3

ARTICLE IV.         RENT

Section 4.1         Base Rent............................................    3
Section 4.2         Increased Real Estate Taxes..........................    4
Section 4.3         Fire and Extended Coverage Insurance Premiums........    5
Section 4.4         Heating, Ventilation and Air Conditioning Maintenance    5
Section 4.5         Common Area Expenses.................................    5
Section 4.6         Payment of Additional Rent...........................    7
Section 4.7         Service Charge.......................................    7

ARTICLE V.          USE

Section 5.1         Purpose..............................................    7
Section 5.2         Prohibition of Use...................................    7

ARTICLE VI.         UTILITIES AND SERVICES

Section 6.1         Utilities and Services...............................    8
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ARTICLE VII.      QUIET ENJOYMENT

Section 7.1       Quiet Enjoyment........................................   8

ARTICLE VIII.     ASSIGNMENT AND SUBLETTING

Section 8.1       Assignment and Subletting..............................   8

ARTICLE IX.       DAMAGE OR DESTRUCTION

Section 9.1       Restoration............................................   8
Section 9.2       Termination of Lease; Abatement of Rent................   9

ARTICLE X.        LANDLORD'S RIGHTS

Section 10.1      Landlord's Rights......................................   9

ARTICLE XI.       HOLDING OVER

Section 11.1      Holding Over...........................................  10

ARTICLE XII.      SIGNS AND ADVERTISEMENTS

Section 12.1      Signs and Advertisements...............................  10

ARTICLE XIII.     MORTGAGE AND TRANSFER

Section 13.1      Mortgage and Transfer..................................  11

ARTICLE XIV.      EMINENT DOMAIN

Section 14.1      Eminent Domain.........................................  11

ARTICLE XV.       LANDLORD'S INABILITY TO PERFORM

Section 15.1      Landlord's Inability to Perform........................  11

ARTICLE XVI.      BANKRUPTCY OR INSOLVENCY

Section 16.1      Bankruptcy or Insolvency...............................  12

ARTICLE XVII.     COMMON AREAS

Section 17.1      Common Areas...........................................  16

ARTICLE XVIII.    COMPLETION AND ACCEPTANCE OF PREMISES, MAINTENANCE
                   AND CARE

Section 18.1      Completion and Acceptance..............................  16
Section 18.2      Maintenance and Repair by Tenant.......................  16
Section 18.3      Maintenance and Repair by Landlord.....................  17
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ARTICLE XIX.      LANDLORD'S RIGHT TO CURE

Section 19.1      Landlord's Option to Cure; Reimbursement by
                   Tenant................................................  17

ARTICLE XX.       ALTERATIONS AND ADDITIONS, MECHANICS' LIENS

Section 20.1      Alterations and Additions..............................  18
Section 20.2      Mechanics' Liens.......................................  18

ARTICLE XXI.      INSURANCE

Section 21.1      Public Liability, Property Damage, Insurance...........  18
Section 21.2      Fire and Extended Coverage Insurance...................  19
Section 21.3      Mutual Subrogation.....................................  19
Section 21.4      Indemnification of Landlord............................  19

ARTICLE XXII.     USE OF COMMON AREAS BY TENANT

Section 22.1      Use of Common Areas....................................  20

ARTICLE XXIII.    DEFAULT AND REMEDIES

Section 23.1      Defaults...............................................  20
Section 23.2      Remedies Cumulative....................................  22
Section 23.3      No Waiver..............................................  22
Section 23.4      No Reinstatement.......................................  22
Section 23.5      Default Under Other Leases.............................  22

ARTICLE XXIV.     DEFINITION OF LANDLORD

Section 24.1      Landlord Means Owner...................................  22

ARTICLE XXV.      NOTICES

SECTION 25.1      Notices................................................  23

ARTICLE XXVI.     SECURITY DEPOSIT

SECTION 26.1      Security Deposit.......................................  23

ARTICLE XXVII.    SUBORDINATION OR SUPERIORITY

SECTION 27.1      Subordination or Superiority...........................  23

ARTICLE XXVIII.   MISCELLANEOUS

Section 28.1      Persons Bound..........................................  24
Section 28.2      Partial Invalidity.....................................  24
Section 28.3      Captions...............................................  24
Section 28.4      No Option..............................................  24
Section 28.5      Brokers................................................  25
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Section 28.6      Waiver Of Jury.........................................  25
Section 28.7      Tenant's Statement.....................................  25
Section 28.8      Estoppel Certificate...................................  25
Section 28.9      Short Form Lease.......................................  25
Section 28.10     Time of Essence........................................  25
Section 28.11     Relationship of Parties................................  26
Section 28.12     Law Applicable.........................................  26
Section 28.13     Guarantee..............................................  26

ARTICLE XXIX.     RIDER

Section 29.1      Rider..................................................  26

ARTICLE XXX.      ENTIRE AGREEMENT

Section 30.1      Entire Agreement.......................................  26
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

PROPERTY NO.   _____


                            INDUSTRIAL SPACE LEASE
                            ----------------------

                           (Single Building Project)

THIS LEASE, made as of the 17/th/ day of March, 1992, by and between the
                           ------        -----------
TRAVELERS INSURANCE COMPANY, a Connecticut Corporation, hereinafter called "Landlord", and Lumonics Corporation, a(n) Michigan Corporation, hereinafter
                --------------------       --------------------
called "Tenant";

ARTICLE I - BASIC TERMS
-----------------------

1.1  A.   Address of Landlord:
          -------------------

                        The Travelers Insurance Company
                        -------------------------------
                        c/o Welsh Companies, Inc.
                        -------------------------
                        11200 W. 78/th/ Street
                        ----------------------
                        Eden Prairie, MN 55344
                        ----------------------

          or such other address as may from time to time be designated by Landlord in writing.

     B.   Address of Tenant:
          -----------------
                        Lumonics Corporation
                        --------------------
                        6690 Shady Oak Road
                        -------------------
                        Eden Prairie, MN 55344
                        ----------------------

          or such other address as may from time to time be designated by Tenant in writing.

     C.   Premises.  Approximately 69,034 square feet of space in the Building
          --------                 ------
          as shown on Exhibit "A" attached hereto.

     D.   Building.  The Building in which the Premises are located, the common
          --------
          address of which is 6680-6690 Shady Oak Road, Eden Prairie, MN 55344.
                              ------------------------------------------------
          The legal description of the parcel of land on which the building is situated is attached as Exhibit "B".

     E.   Guarantor(s).
          -----------

     F.   Lease Term.  The period of time commencing on April 1, 1992 (the
          ----------                                    -------------
          "Commencement Date") and expiring on March 31, 1999, unless sooner
                                               --------------
          terminated as set forth herein.

     G.   Lease Year.  That twelve (12) month period commencing on the
          ----------
          Commencement Date and ending on the twelve-month anniversary of the Commencement Date and each consecutive twelve-month period thereafter during the Lease Term.

     H.   Rent.  All sums, moneys or payments required to be paid by Tenant to
          -----
          Landlord pursuant to this Lease, whether designated as "Base Rent", "Additional Rent", or otherwise.

     I.   Base Rent.  $2,059,992.00 for the Lease Term, payable as follows: See
          ----------  -------------
          Section 31.1 of Lease Rider

          1. $ ______ per annum ($ _____ per month) for the period from _____ through _______________;

          2. $ ______ per annum ($ _____ per month) for the period from _____ through______________;

     J.   Security Deposit: $19,387.00.
          ----------------  ----------

     K.   Tenant's Proportionate Share: See Rider.
          ----------------------------  ---------

     L.   Permitted Uses: Office/Warehouse/Manufacturing
          --------------  ------------------------------

     M.   Broker(s): Welsh Companies, Inc.
          ---------  --------------------

1.2  Effect of Reference to Basic Terms.  Each reference in this Lease to any
     ----------------------------------
of the Basic Terms contained in Section 1.1 shall be construed to incorporate into such reference all of the definitions set forth in Section 1.1.

ARTICLE II - GRANT AND TERM
--------------------------

2.1  Premises.  In consideration of the rents, convenants, agreements and
     --------
conditions hereinafter provided to be paid, kept, performed and observed, Landlord leases to the Tenant and Tenant hereby hires from Landlord the Premises described in Section 1.1 (C).

2.2  Term.  Tenant shall have and hold the Premises for and during the Lease
     ----
Term described in Section 1.1 (F), subject to the payment of the Rent and to the full and timely performance by Tenant of the convenants and conditions hereinafter set forth.

2.3  Possession.  Except as otherwise expressly provided herein (or by written
     ----------
instrument signed by Landlord), Landlord shall deliver possession of the Premises to Tenant on or before the Commencement Date in their condition as of the execution and delivery hereof, reasonable wear and tear excepted. If Landlord gives possession prior to the Commencement Date, such occupancy shall be subject to all the terms and conditions of this Lease. If Landlord shall be unable to deliver possession of the Premises on the Commencement Date by reason of the fact that work required to be done by Landlord hereunder, if any, has not been completed for any reason, because a prior tenant has failed to deliver up possession of the Premises, or for any other cause beyond the control of Landlord, Landlord shall not be subject to any liability for the failure to give possession on said date, nor shall the validity of this Lease or the obligations of Tenant hereunder be in any way affected. Under such circumstances, unless the delay is the fault of Tenant, Rent and other charges hereunder shall not commence until the later of the date possession of the Premises is given or the Commencement Date.

ARTICLE III - RESERVATIONS BY LANDLORD
--------------------------------------

3.1  Roof, Walls, Utilities, etc.  Landlord accepts and reserves the roof and
     ---------------------------
exterior walls of the Building, and further reserves the right to place, install, maintain, carry through, repair and replace such utility lines, pipes, wires, appliances, tunneling and the like in, over, through and upon the Premises as may be reasonably necessary or advisable for the servicing of the Premises or any other portions of the Building or the parcel of land described in Exhibit "B".

3.2  Other Reservations.  Notwithstanding any provision in this Lease to the
     ------------------
contrary, it is agreed that Landlord reserves the right, without invalidating this Lease or modifying any provision thereof, at any time, and from time to time, (i) to make alterations, changes, and additions to the Building, (ii) to add additional areas to the Building and/or to exclude areas therefrom, (iii) to construct additional buildings and other improvements, (iv) to remove or relocate the whole or any part of any building or other improvement, so long as such changes do not negatively impact tenants use or economic value of the Premises. It is further understood that the existing layout of the Building, and any appurtenant walks, roadways, parking areas, entrances, exits, and other improvements shall not be deemed to be a warranty, representation or agreement on the part of Landlord that same will remain exactly as presently built, it being understood and agreed that Landlord may change the number, dimensions and locations of the walks, buildings and parking spaces a Landlord shall deem proper. All such common areas shall at all times be subject to the exclusive control and management of Landlord.

ARTICLE IV - RENT
-----------------

4.1  Base Rent.  Tenant covenants to pay without notice, deduction, set-off or
     ---------
abatement to Landlord the Base Rent specified in Section 1.1 (l) in lawful money of the United States in equal consecutive monthly installments in advance on the first day of each and every month during the Lease Term. Rent for any partial month shall be prorated on a per diem basis. Rent shall be payable to Landlord
                             --------
at Landlord's address shown at Section 1.1

(A) above or such other place as Landlord may designate from time to time in writing. Tenant shall pay the first full month's Base Rent upon execution of this Lease. All payments of Rent shall be made without deduction, set off, discount or abatement in lawful money of the United States.

4.2  Real Estate Taxes.  During the Lease Term or any renewals, extensions or
     -----------------
holding over, Tenant shall pay to Landlord, as Additional Rent, Tenant's Proportionate Share of all real property taxes (including extraordinary and/or special assessments) which may be levied or assessed by any lawful authority against the Building and the parcel of land described in Exhibit "B" during any and each Lease Year. In addition, Tenant shall pay to Landlord prior to delinquency all taxes assessed against the value of any improvements made by Tenant, or of any machinery, equipment, fixtures, inventory or other personal property or assets of Tenant contained in the Premises or related to Tenant's use of the Premises. A tax bill or true copy thereof submitted by Landlord to Tenant shall be conclusive evidence of the amount of taxes assessed or levied, as well as of the items taxed. If a tax or excise on rents or other tax, however described, is levied or assessed against Landlord on account of or measured by, in whole or in part, the Rent expressly reserved under this and any other leases or leasehold interests in the Building, as a substitute for or addition to, in whole or in part, taxes assessed or imposed on the Premises, the Building or the parcel of land described in Exhibit "B", such tax or excise on rents or other tax shall be included as a part of the real property taxes covered hereby, but only to the extent of the amount thereby which is lawfully assessed or imposed as a direct result of Landlord's ownership of this Lease or of the Rent accruing under this Lease, or of the other leases or leasehold interests in the Building.

     The above described taxes to be paid by Tenant shall be estimated by Landlord, and 1/12/th/ of such estimated taxes for each Lease Year shall be paid monthly on the first day of each and every month during the Lease Term in addition to Base Rent. An annual accounting to include a copy of the paid tax bills shall be made promptly after receipt by Landlord of such tax bills for each Lease Year at which time Tenant shall pay any additional tax due or Landlord shall apply any overpayment made by Tenant as a credit toward the next Lease Year's tax obligations of Tenant or at the end of the Lease Term shall return any such overpayments to Tenant provided Tenant has no Rent then due to Landlord, whichever event is applicable. In any event, upon notice by Landlord, Tenant shall pay any additional tax due with the next monthly installment of Base Rent. Landlord shall have the same rights and remedies for Tenant's failure to pay real estate taxes as Landlord has for Tenant's failure to pay Base Rent. If some method or type of taxation shall replace the current method of assessment of real estate taxes, in whole or part, or the type hereof, or if additional types of taxes are imposed upon the Premises, the Building or the parcel of land described in Exhibit "B", or if Landlord is required to supplement real estate taxes due to legal limits imposed thereon, Tenant agrees that Tenant shall pay an equitable share of the same as Additional Rent computed in a fashion consistent with the method of computation herein provided, to the end that Tenant's share thereof shall be, to the maximum extent practicable, comparable to that which Tenant would bear under the foregoing provisions.

     If the Lease Term shall commence or end during a tax calendar year (tax calendar year shall mean each annual period for which ad valorem real estate
                                                      ----------
taxes are assessed and levied) of which only part is included in the Lease Term, the amount of such Additional Rent shall be equitably prorated to cover only the period of time within the tax calendar year during which the Lease shall be in effect. All references herein to Real Estate Taxes for a particular tax calendar year shall be deemed to refer to the Real Estate Taxes levied, assessed or otherwise imposed for such tax calendar year without regard to when such Real Estate Taxes are payable.

4.3  Fire and Extended Coverage Insurance Premiums.  During the Lease Term or
     ---------------------------------------------
any renewal, extension, or holding over thereof, Tenant shall pay to Landlord as Additional Rent, as part of Common Area Expenses, Tenant's Proportionate Share of the cost of the premium for the fire and extended coverage insurance described in Section 21.2.

4.4  Heating, Ventilation and Air Conditioning Maintenance.  During the Lease
     -----------------------------------------------------
Term or any renewal, extension, or holding over thereof, in the event Landlord elects to enter into service and maintenance agreements for the heating, ventilation and air conditioning systems as more fully described in Section 18.2, Tenant shall pay to Landlord, as Additional Rent, as part of Common Area Expenses, Tenant's Proportionate Share of Landlord's cost and expense of such service and maintenance agreements and repairs to the heating, ventilating and air conditioning equipment and controls servicing the Premises. Landlord shall not enter into a maintenance and service agreement if tenant provides Landlord with a maintenance and service plan acceptable to Landlord.

4.5  Common Area Expenses.  During the Lease Term or any renewal, extension or
     --------------------
holding over thereof Tenant will pay to Landlord, as Additional Rent, Tenant's Proportionate Share of the Common Area Expenses pertaining to the Building and the parcel of land described in Exhibit "B", as defined below.

     For the purpose of this Section 5.5 the term "Common Area Expenses" means Landlord's total costs and expenses incurred in owning, operating, maintaining and repairing the common facilities hereinafter defined, including but without limitation by enumeration, costs for all electricity, gas, water or fuel used in connection with the operation, maintenance, use and repair of the common facilities; the amount paid for all electricity furnished to the common facilities to light the parking lots or for any other purpose; the amount paid for all labor and/or wages and other payments including costs to Landlord of workers' compensation and disability insurance, payroll taxes, welfare and fringe benefits made to janitors employees, contractors and subcontractors of Landlord involved in the operation and maintenance of the common facilities; managerial, administrative, and telephone expenses related to operation and maintenance of the common facilities; the total charges of and independent contractors employed in the care, operation, maintenance, cleaning and landscaping; the amount paid for all supplies, tools, replacement parts of components, equipment and necessities which are occasioned by everyday wear and tear; the amount paid for premiums for all insurance required from time to time by Landlord or Landlord's mortgagees and the pro-rata costs of machinery and equipment purchased or leased by Landlord to perform its common area maintenance obligations. To the extent that Landlord elects to provide services which are not separately metered or directly billed to Tenant, such as water and trash hauling, the costs of such services shall be included in Common Area Expenses. Common Area Expenses shall not, however, include interest on debt, capital retirement of debt, depreciation, costs properly chargeable to the capital account, except for capital expenditures which reduce other operating expenses or such capital expenditures that are required by changes in any governmental law or regulation in which case such expenditures, plus interest on the unamortized principal investment at ten percent (10%) per annum, shall be amortized over the life of the improvements, and such costs shall be directly chargeable by Landlord to Tenant in Tenant's Proportionate Share. Suitable adjustments in Common Area Expenses incurred shall be made in the determination of Tenant's Proportionate Share for any period during the Lease Term which is less than a full calendar year. Payments by Tenant on account of Tenant's Proportionate Share of such Common Area Expenses shall be made monthly and at the time and in the fashion herein provided for the payment of Base Rent. The amounts to be so paid to Landlord shall be an amount from time to time estimated by Landlord to be sufficient to cover, in the aggregate, a sum equal to Tenant's Proportionate Share of such Common Area Expenses for each calendar year during the Lease Term. Promptly after the end of each calendar year during the Lease Term, Landlord shall submit to Tenant a reasonably detailed accounting of Common Area Expenses for such calendar year, and Landlord shall certify to the accuracy thereof. If payments theretofore made for such calendar year by Tenant exceed Tenant's Proportionate Share of Common Area Expenses, according to such statement, Landlord shall credit the amount of overpayment against subsequent obligations of Tenant (or refund such overpayment, if the Lease Term had ended and Tenant has no further obligation to Landlord); but, if Tenant's Proportionate Share of Common Area Expenses is greater than payments theretofore made on account for such period, Tenant shall make suitable payment to landlord promptly after being so advised by Landlord but in no event later than the date on which the next monthly installment of Base Rent is due.

4.6  Payment of Additional Rent.  In addition to the Base Rent, all other
     --------------------------
payments to be made by Tenant pursuant to this Lease shall be deemed to be and shall become additional rent hereunder (hereinafter sometimes referred to as "Additional Rent"), whether or not the same be designated as such and Landlord shall have the same remedies for failure to pay the same as for non-payment of Base Rent. Any Additional Rent payable by Tenant pursuant to this Lease shall be paid upon billing by Landlord or at the time and in the manner as may otherwise be provided in this Lease.

4.7  Service Charge.  Tenant's failure to make any monetary payment required of
     --------------
Tenant hereunder within ten (10) days of the due date thereof shall, result in the imposition of a service charge for such late payment in the amount of one and one-half percent (1 1/2%) of the amount due for each month or fraction thereof (or such lesser percentage as may be the maximum amount permitted by law) from the date due until paid.

ARTICLE V - USE
---------------

5.1  Purpose.  The Premises hereby leased shall be used by and/or at the
     -------
sufferance of Tenant only for the non-residential purposes set forth in Section
1.1 (L) above and for no other purposes. Tenant shall, at Tenant's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders and requirements in effect during the Lease Term or any part thereof regulating the use by Tenant of the Premises. Tenant shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance, or will tend to unreasonably disturb other tenants in the Building.

5.2  Prohibition of Use.  If use of the Premises should at any time during the
     ------------------
Lease Term be prohibited by law or ordinance or other governmental regulation, or prevented by injunction, this Lease shall not be thereby terminated, nor shall Tenant be entitled by reason thereof to surrender the Premises or to any abatement or reduction in rent, nor shall the respective obligations of the parties hereto be otherwise affected.

ARTICLE VI - UTILITIES AND SERVICES
-----------------------------------

6.1  Utilities and Services.  Tenant shall contract in its own name and timely
     ----------------------
pay for all charges for electricity, gas, water, fuel, sewer charges, telephone, trash hauling, and any other services or utilities used in, servicing or assessed against the Premises, unless otherwise herein expressly provided, and shall indemnify, defend and save Landlord harmless from and against any liability or damages on such account.

ARTICLE VII - QUIET ENJOYMENT
-----------------------------

7.1  Quiet Enjoyment.  Landlord covenants that Tenant, on paying the Rent herein
     ---------------
provided and keeping, performing and observing the covenants, agreements and conditions herein required of Tenant, shall peaceably and quietly hold and enjoy the Premises for the Lease Term subject, however, to the terms and conditions of this Lease.

ARTICLE VIII - ASSIGNMENT AND SUBLETTING
----------------------------------------

8.1  Assignment and Subletting.  Tenant shall not assign or hypothecate this
     -------------------------
Lease nor sublet or otherwise transfer its interest in all or any part of the Premises without the prior written consent of Landlord which consent shall not be unreasonably withheld. If Tenant wishes to assign this Lease or sublet all or any part of the Premises it shall give notice in writing (by certified mail or by personal delivery) of such intention to Landlord, furnishing Landlord with a copy of the proposed assignment or sublease document and with full information as to the identity and financial status of the proposed assignee or subtenant. Thereupon, Landlord shall have, within thirty (30) days of receipt of such notice, the right to terminate this Lease or to approve or reject such assignment or subletting by written notice to Tenant. If no such response is given, Landlord shall be deemed to have elected to approve the assignment or subletting. If such assignment or subletting is so approved and the rents under such an assignment or sublease are greater than the rents provided for herein, then Landlord shall have the further option either (a) to convert the assignment or sublease into a prime lease and receive all of the rents, in which case Tenant will be relieved of further liability hereunder and under the proposed assignment or sublease; or (b) to require Tenant to remain liable under this Lease, in which event Tenant shall be entitled to retain one-half of such excess rents.

ARTICLE IX - DAMAGE OR DESTRUCTION
----------------------------------

9.1  Restoration.  If the Premises or the Building or any part thereof is
     -----------
damaged by fire or other casualty, cause or condition whatsoever as to be substantially untenantable and Landlord shall determine not to restore said Premises or Building, Landlord may, by written notice to Tenant given within sixty (60) days after such damage, terminate this Lease as of the date of the damage. If this Lease is not terminated as above provided and if the Premises are made partially or wholly untenantable as aforesaid, Landlord, at its expense, shall restore the same with reasonable promptness to the condition in which Landlord furnished the Premises to Tenant at the commencement of the term of this Lease as to those items that were provided at Landlord's expense without any reimbursement by Tenant. Landlord shall be under no obligation to restore any alterations, improvements or additions to the Premises made by Tenant or paid for by Tenant, including, but not limited to, any of the initial tenant finish done or paid for by Tenant or any subsequent changes, alterations or additions made by Tenant.

9.2  Termination of Lease: Abatement of Rent. If, as a result of fire or other
     ---------------------------------------
casualty, cause or condition whatsoever the Premises are made partially or wholly untenantable and, if Landlord has not given the sixty (60) day notice above provided for and fails within one hundred twenty (120) days after such damage occurs to eliminate substantial interference with Tenant's use of the Premises or substantially to restore same, Tenant may terminate this Lease as of the end of said one hundred twenty (120) days by written notice to Landlord given not later than five (5) days after expiration of said one hundred twenty
(120) day period. If the Premises are rendered totally untenantable but this Lease is not terminated, all Rent shall abate from the date of the fire or other relevant cause or condition until the Premises are ready for occupancy and reasonably accessible to Tenant. If a portion of the Premises untenantable, Rent shall be prorated on a per diem basis and apportioned in accordance with the
                       --- ----
portion of the Premises which is usable by Tenant until the damaged part is ready for Tenant's occupancy. In all cases, due allowance shall be made for reasonable delay caused by adjustment of insurance loss, strikes, labor difficulties or any cause beyond Landlord's reasonable control. For the purposes of this Lease, the Premises shall be considered tenantable so long as and to the extent that the Premises are occupied. In any event, Tenant shall be responsible for the removal, or restoration, when applicable, of all its damaged property and debris from the Premises, up request by Landlord, or reimburse Landlord for the cost of removal.

ARTICLE X - LANDLORD'S RIGHTS
-----------------------------

10.1 Landlord's Rights.  Landlord reserves the following rights:
     -----------------

     (a) To change the name of the Building without notice or liability to tenant;

     (b) During the last ninety (90) days of the Lease Term or any renewal or extension thereof, or at any time if Tenant has vacated the Premises, to decorate, remodel, repair, alter or otherwise prepare the Premises for re-occupancy; so long as said work does not adversely effect the utility of the Premises, does not unreasonably interfere with Tenants use of the Premises and does not alter the layout of the Premises without first obtaining Tenants permission, which shall not be unreasonably withheld;

     (c) To exhibit the Premises to others and to display "For Lease" signs on the Premises during the last six months of the Lease Term or any renewal or extension thereof; so long as the "For Lease" sign does not obstruct existing signs or cause an unsafe situation;

     (d) To remove abandoned or unlicensed vehicles and vehicles that are unreasonably interfering with the use of the parking lot by others and charge the responsible tenant for the expense of removing said vehicles;

     (e) To take any and all measures, including making inspections, repairs, alterations, additions and improvements to the Premises or to the Building as may be necessary or desirable for the safety, protection or preservation of the Premises or the Building or Landlord's interests, or as may be necessary or desirable in the operation thereof. Landlord shall give prior notice to Tenant when possible except in the case of an emergency and shall attempt not to unreasonably interfere with Tenants use of the Premises.

Landlord may enter upon the Premises for the purpose of exercising any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of Tenant's use or possession and without being liable in any manner to Tenant.

ARTICLE XI - HOLDING OVER
-------------------------

11.1 Holding Over.  In the event of a holding over by Tenant after expiration or
     ------------
termination of this Lease without the consent in writing of Landlord, Tenant shall be deemed a tenant at sufferance and shall pay rent for such occupancy at the rate of 150% of the last-current Base Rent and Additional Rent, prorated for the entire holdover period, plus all attorneys' fees and expenses incurred by Landlord in enforcing its rights hereunder, plus any other damages occasioned by such holding over. Except as otherwise agreed, any holding over with the written consent of Landlord shall constitute Tenant a month-to-month tenant.

ARTICLE XII - SIGNS AND ADVERTISMENTS
-------------------------------------

12.1 Signs and Advertisements.  Tenant shall not put upon nor permit to be put
     ------------------------
upon any part of the Premises or the Building, any signs, billboards or advertisements whatever in any location or any form without the prior written consent of Landlord.

ARTICLE XIII - MORTGAGE AND TRANSFER
------------------------------------

13.1 Mortgage and Transfer.  Landlord shall have the right to transfer,
     ---------------------
mortgage, pledge or otherwise encumber, assign and convey, in whole or in part, the Premises, the Building, the parcel of land described in Exhibit "B", this Lease, and all or any part of the rights now or hereafter existing and all rents and amounts payable to Landlord under the provisions hereof. Nothing herein contained shall limit or restrict any such rights.

ARTICLE XIV - EMINENT DOMAIN
----------------------------

14.1 Eminent Domain.  If the Premises or such substantial part thereof as
     --------------
reasonably renders the remainder unfit for the intended uses shall be taken by any competent authority under the power of eminent domain or be acquired for any public or quasi-public use or purpose, the Lease Term shall cease and terminate upon the date when the possession of said Premises or the part thereof so taken shall be required for such use or purpose and without apportionment of the award and Tenant shall have no claim against Landlord for the value of the then unexpired Lease Term. If any condemnation proceeding shall be instituted in which it is sought to take any part of the Building or to change the grade of any street or alley adjacent to the Building and such taking or change of grade makes it necessary or desirable to remodel the Building to conform to the changed grade, Landlord shall have the right to terminate this Lease after having given written notice of termination to Tenant not less than ninety (90) days prior to the date of termination designated in the notice. In either of said events, Rent at the then current rate shall be apportioned as of the date of the termination. No money or other consideration shall be payable by Landlord to Tenant for the right of termination and Tenant shall have no right to share in any condemnation award or in any judgment for damages cause by any taking or the change of grade. The condemnation award shall be paid to and be the sole property of Landlord whether the award shall be made as compensation as diminuation of the value of the leasehold estate or the fee of the Premises or otherwise. Nothing in this Section shall preclude an award being made to Tenant for or depreciation to and cost of removal of Tenant's equipment or fixtures, or Tenant's relocation expenses.

ARTICLE XV - LANDLORD'S INABILITY TO PERFORM
--------------------------------------------

15.1 Landlord's Inability to Perform.  If, by reason of inability to obtain and
     -------------------------------
utilize labor, materials or supplies; circumstances directly or indirectly the result of a state of war or national or local emergency; any laws, rules, orders, regulations or requirements of any governmental authority now or hereafter in force; strikes or riots; accident in, damage to or the making of repairs, replacements, or improvements to the Premises or any of the equipment thereof; or by reason of any other cause beyond the reasonable control of Landlord, Landlord shall be unable to perform or shall be delayed in the performance of any covenant to supply any service, such nonperformance or delay in performance shall not render Landlord liable in any respect for damages to either person or property, constitute a total or partial eviction, constructive or otherwise, work an abatement of rent or relieve Tenant from the fulfillment of any covenant or agreement contained in this Lease.

ARTICLE XVI - BANKRUPTCY OR INSOLVENCY
--------------------------------------

16.1 Bankruptcy or Insolvency.  The following shall apply in the event of the
     ------------------------
bankruptcy or insolvency of Tenant:

     (a) If a petition is filed by, or an order for relief is entered against, Tenant under Chapter 7 of the Bankruptcy Code, and the trustee of Tenant elects to assume this Lease for the purpose of assigning it, the election or assignment, or both, may be made only if all of the terms and conditions of subparagraph (b) and (d) below are satisfied. If the trustee fails to elect to assume this Lease for the purpose of assigning it within sixty (60) days after his appointment, this Lease will be deemed to have been rejected. Landlord shall then immediately be entitled to possession of the Premises without further obligation to Tenant or the trustee, and this Lease will be canceled. Landlord's right to be compensated for damages in the bankruptcy proceeding, however, shall survive.

     (b) If Tenant files a petition for reorganization under Chapter 11 or 13 of the Bankruptcy Code or a proceeding that is filed by or against Tenant under any other chapter of the Bankruptcy Code is converted to a Chapter 11 or 13 proceeding and Tenant's trustee or Tenant as a debtor-in-possession fails to assume this Lease within sixty (60) days from the date of filing of the petition or conversion, the trustee or the debtor-in possession will be deemed to have rejected this Lease. Landlord shall then immediately be entitled to possession of the Premises without further obligation to Tenant or the trustee, and this Lease will be cancelled. Landlord's right to be compensated for damages in the bankruptcy proceeding, however, shall survive. To be effective, an election to assume this Lease must be in writing and addressed to Landlord and, in Landlord's business judgment, all of the following conditions, which Landlord and Tenant acknowledge to be commercially reasonable, must have been satisfied:

          (i) The trustee or the debtor-in-possession has cured or has provided to Landlord adequate assurance, as defined in this subparagraph (b), that:

                 (a) The trustee will cure all monetary defaults under this Lease within ten (10) days from the date of the assumption; and

                 (b) The trustee will cure all non-monetary defaults under this Lease within thirty (30) days from the date of the assumption.

          (ii) The trustee or the debtor-in-possession has compensated Landlord, or had provided to Landlord adequate assurance, as defined in this subparagraph (b), that within ten (10) days from the date of the assumption Landlord will be compensated for any pecuniary loss it incurred arising from the default of Tenant, the trustee, or the debtor-in-possession as recited in Landlord's written statement of pecuniary loss sent to the trustee or the debtor-in-possession.

          (iii) The trustee or the debtor-in-possession has provided Landlord with adequate assurance of the further performance of each of Tenant's obligations under the Lease; provided, however, that:

                 (a) the trustee or debtor-in-possession will also deposit with Landlord, as security for the timely payment of Rent, an amount equal to three months' Base Rent and other monetary charges accruing under this Lease.

                 (b) If not otherwise required by the terms of this Lease, the trustee or the debtor-on-possession will also pay in advance, on each day that the Base Rent is payable, one-twelfth (1/12) of Tenant's annual obligations under the Lease for all Additional Rent as defined in the Lease.

                 (c) From and after the date of assumption of this Lease, the trustee or debtor-in-possession will pay the annual Base Rent payable under this Lease in advance in equal monthly installments on each day that the Base Rent is payable.

                 (d) The obligations imposed upon the trustee or the debtor-in-possession will continue for Tenant after the completion of bankruptcy proceedings.

          (iv) Landlord has determined that the assumption of the Lease will not:

                 (a) Breach any provision in any other lease, mortgage, financing agreement, or other agreement by which Landlord is bound relating to the building; or
                 (b) Disrupt, in Landlord's judgment, the tenant mix of the Building or any other attempt by Landlord to provide a specific variety of tenants in the Building that, in Landlord's judgment, would be most beneficial to all of the tenants of the Building and would enhance the image, reputation, and profitability of the Building.

          (v) For purposes of this subparagraph (b), "adequate assurance" means that:

                 (a) Landlord will determine that the trustee or the debtor-in-possession has, and will continue to have, sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that the trustee or the debtor-in-possession will have sufficient funds to fulfill Tenant's obligations under this Lease and to keep the Premises properly staffed with sufficient employees to conduct a fully operational, actively promoted business on the Premises; and

                 (b) An order will have been entered segregating sufficient cash payable to Landlord and/or a valid and perfected first lien and security interest will have been granted in property of Tenant, trustee, or debtor-in-possession that is acceptable for value and kind to Landlord, to secure to Landlord the obligation of the trustee or debtor-in-possession to cure the monetary or non-monetary defaults under this Lease within the time periods set forth above.

                 (c) In the event that this lease is assumed by a trustee appointed for Tenant or by Tenant as debtor-in-possession under the provisions of this subparagraph (b) and, thereafter, Tenant is either adjudicated a bankrupt or files a subsequent petition for arrangement under chapter II of the Bankruptcy Code, then Landlord may terminate, at its option, this

               Lease and all Tenant's rights under it, by giving written notice of Landlord's election to terminate.

          (d) If the trustee or the debtor-in-possession has assumed the Lease, under the terms of subparagraphs (a) or (b) above, and elects to assign Tenant's interest under this Lease or the estate created by that interest to any other person, that interest or estate may be assigned only of Landlord acknowledges in writing that the intended assignee has provided adequate assurance, as defined in this subparagraph (b) (V), of future performance of all of the terms, covenants, and condition of this Lease to be performed by Tenant.

     (i) For the purposes of this Article XVI, "adequate assurance of future performance" means that Landlord has ascertained that each of the following conditions has been satisfied:

          (a) The assignee has submitted a current financial statement, audited by a certified public accountant, that shows a net worth and working capital in amounts determined by Landlord to be sufficient to assure the future performance by the assignee of Tenant's obligations under this Lease;

          (b) If requested by Landlord, the assignee will obtain guarantees, in form and substance satisfactory to Landlord, from one or more persons who satisfy Landlord's standards of creditworthiness;

          (c) Landlord has obtained all consents or waivers from any third party required under any lease, mortgage, financing arrangement, or other agreement by which Landlord is bound, to enable Landlord to permit the assignment;

          (d) When, pursuant to the Bankruptcy Code, the trustee or the debtor-in-possession is obligated to pay reasonable use and occupancy charges for the use of all or part of the Premises, the charges will not be less than the Base Rent as defined in this Lease and other monetary obligations of Tenant, including Additional Rent as defined herein.

          (e) Neither Tenant's interest in the Lease nor any estate of Tenant created in the Lease will pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity, or otherwise by operation of law under the laws of any state having jurisdiction of the person or property of Tenant, unless Landlord consents in writing to the transfer. Landlord's acceptance of Rent or any other payments from any trustee, receiver, assignee, person, or other entity will not be deemed to have waived, or waive, the need to obtain Landlord's consent or Landlord's right to terminate this Lease for any transfer of Tenant's interest under this Lease without that consent.

ARTICLE XVII - COMMON AREAS
---------------------------

17.1 Common Areas.  The term "Common Areas" means all the areas of the Building
     ------------
or the parcel of land described in Exhibit "B" not intended for renting and, instead, designed for the common use and benefit of Landlord and all or substantially all of the tenants, their employees, agents, customers and invitees. The Common Areas include, but not by way of limitation, parking lots, rail spurs, truck courts, landscaped and vacant areas, driveways, walks and curbs with facilities appurtenant to each as such areas may exist from time to time. Landlord shall operate and maintain the Common Areas, the cost of which shall be reimbursed by Tenant to Landlord as provided for herein. Landlord hereby grants to Tenant the non-exclusive revocable use of the Common Areas by Tenant, Tenant's employees, agents, customers and invitees, which use shall be subject at all times to such reasonable, uniform and non-discriminatory rules and regulations as may from time to time be established by Landlord.

ARTICLE XVIII - COMPLETION AND ACCEPTANCE OF PREMISES MAINTENANCE AND CARE
--------------------------------------------------------------------------

18.1 Completion and Acceptance.  Tenant acknowledges that it will examine the
     -------------------------
Premises before taking possession hereunder. Unless Tenant furnishes Landlord with a notice in writing specifying any defect in the construction of the Premises within ten (10) days after taking possession, such taking of possession shall be conclusive evidence as against Tenant that at the time thereof the Premises were in good order and satisfactory condition.

18.2 Maintenance and Repair by Tenant.  Tenant shall be responsible for all
     --------------------------------
maintenance and repair to the Premises of whatsoever kind or nature that is not hereinafter set forth specifically as the obligation of Landlord. Tenant shall take good care of the Premises and fixtures, and keep them in good repair and free from filth, overloading, danger of fire or any pest or nuisance, and repair any damage or breakage done by Tenant or Tenant's agents, employees or invitees, including damage done to the Building by Tenant's equipment or installations. Tenant shall be responsible for the repair and replacement of all glass and plate glass on the Premises. Tenant shall furnish and pay for the upkeep, maintenance, repair and periodic servicing of the heating, ventilation and air conditioning system servicing the Premises, except that Landlord, at Landlord's option, may elect to enter into a service contract for the heating, ventilation and air conditioning equipment for periodic inspection of such equipment and if Landlord so elects, Tenant shall pay as Additional Rent, as part of Common Area Expenses, Tenant's Proportionate Share of the cost and expense of the service and inspection provided pursuant to such contract. At the end of the Lease Term or any renewal thereof, Tenant shall quit and surrender the Premises broom clean in as good condition as when received by Tenant, normal wear and tear excepted. In the event Tenant fails to maintain the Premises as provided for herein Landlord shall have the right, but not the obligation, to perform such maintenance as is required of Tenant in which event Tenant shall promptly reimburse Landlord for its cost in providing such maintenance or repairs together with a ten percent (10%) charge for Landlord's overhead. There shall be no overhead charge in connection with the servicing of the heating, air conditioning and ventilation equipment if Landlord has elected to provide such service under this Section.

18.3 Maintenance and Repair by Landlord.  During the Lease Term, Landlord shall
     ----------------------------------
keep and maintain the roof, exterior walls (excluding glass or plate glass), gutters and downspouts of the Building in good condition and repair, the cost of which shall be reimbursed by Tenant to Landlord as provided in Section 17.1 hereof. Landlord shall be under no obligation and shall not be liable for any failure to make repairs that are Landlord's responsibility herein until and unless Tenant notifies Landlord in writing of the necessity therefor, in which event Landlord shall have a reasonable time thereafter to make such repairs. Landlord reserves the right to the exclusive use of the roof and exterior walls of the Building which Landlord is so obligated to maintain and repair. If any portion of the Premises which Landlord is obligated to maintain or repair is damaged by the negligence of Tenant, its agents, employees or invitees, then repairs necessitated by such damage shall be paid for by Tenant.

ARTICLE XIX - LANDLORD'S RIGHT TO CURE
--------------------------------------

19.1 Landlord's Option to Cure: Reimbursement by Tenant.  Landlord may, but
     --------------------------------------------------
shall not be obligated to, cure any default by

Tenant (specifically including, but not by way of limitation, Tenant's failure to obtain insurance, make repairs, or satisfy lien claims); and whenever Landlord so elects, all costs and expenses paid by Landlord in curing such default, including without limitation reasonable attorneys' fees, shall be deemed Additional Rent and shall be due on the next rent date after such payment, together with interest (except in the case of said attorneys' fees) at the highest rate then payable by Tenant in the state in which the Premises are located or in the absence of such a maximum rate at the rate of eighteen percent (18%) per annum, from the date of the advance to the date of repayment by Tenant to Landlord.

ARTICLE XX - ALTERATIONS AND ADDITIONS, MECHANICS' LIENS
--------------------------------------------------------

20.1 Alterations and Additions.  Tenant shall not make any alterations,
     -------------------------
improvements, or additions to the Premises without the prior written consent and approval of plans therefor by Landlord. Alterations, improvements or additions so made by either of the parties upon the Premises, except movable furniture and equipment placed in the Premises at the expense of Tenant, shall be the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof at the termination of this Lease, without disturbance, molestation, injury or damage, unless Landlord elects to require Tenant to remove such alterations or improvements from the Premises. In the event damage to the Premises or the Building shall be caused by moving said furniture and equipment in or out of the Premises, said damage shall be promptly repaired at the cost of Tenant.

20.2 Mechanics' Liens.  Tenant shall not cause or permit any mechanics' liens
     ----------------
or other liens to be placed upon the Premises or the Building or the parcel of land described in Exhibit "B" during the Lease Term, and in case of the filing of any such lien or claim therefor, Tenant shall promptly discharge same; provided, however, that Tenant shall have the right to contest the validity or amount of any such lien upon its prior posting of security with Landlord, which security, in Landlord's sole reasonable judgment, must be adequate to pay and discharge any such lien in full plus Landlord's reasonable estimate of its legal fees and other expenses. Tenant agrees to pay all legal fees and other costs incurred by Landlord because of any mechanics' or other liens attributable to Tenant being placed upon the Premises, the Building or the parcel of land described in Exhibit "B".

ARTICLE XXI - INSURANCE
-----------------------

21.1 Public Liability and Property Damage Insurance.  Tenant covenants and
     ----------------------------------------------
agrees to procure from companies satisfactory to Landlord and to maintain on the Premises at all times during the Lease Term, or any renewal, extension, or holding over thereof, at its own cost, a policy or policies of comprehensive public liability and property damage insurance, insuring Landlord, Landlord's property manager and Tenant, as their respective interests may appear, against all claims for personal injury, including death, and property damage, including use thereof, with not less than $2,000,000.00 combined single limit for both bodily injury and property damage. Such policy or policies of insurance shall contain a provision for not less than thirty (30) days prior written notice to Landlord and any mortgagee of Landlord in the event of cancellation or material modification of the terms and conditions thereof. Such insurance may be provided under a blanket policy, provided that an endorsement naming Landlord and Landlord's property manager as additional insureds is attached thereto. In addition to the foregoing, Tenant shall maintain insurance against such other perils and in such amounts as Landlord may from time to time reasonably require.

21.2 Fire and Extended Coverage Insurance.  Landlord shall, throughout the Lease
     ------------------------------------
Term, or any renewal, extension, or holding over thereof, maintain fire and extended coverage insurance on the property owned by Landlord located on the Premises in such amounts and with such deductibles as Landlord shall reasonably determine. Landlord shall not in any way or manner insure any property of Tenant or any property that may be in the Premises but not owned by Landlord.

21.3 Mutual Subrogation.  Landlord and Tenant do each hereby release the other
     ------------------
from any and all liability or responsibility (to the other or anyone claiming through or under them by way of subrogation or otherwise) for any loss or damage to property caused by fire, any of the extended coverage perils or any other insured peril, even if such fire or other casualty shall have been caused by the fault or negligence of the other party or anyone for whom such party may be responsible, provided, however, that this lease shall be applicable and in force and effect only with respect to loss or damage occurring during such time as Landlord's and Tenant's policies shall contain a clause or endorsement to the effect only that any such release shall not adversely affect or impair said policies or prejudice the right of the releaser to recover thereunder. Landlord and Tenant each agree that its policies will include such a clause or endorsement. Tenant shall comply with all insurance regulations so the lowest fire, lightning, explosion, extended coverage and liability insurance rates may be obtained; and nothing shall be done or kept in or on the Premises by Tenant which will cause an increase in the premium for any such insurance on the Premises or on the Building of which the Premises are a part or on any contents located therein, over the rate usually obtained for the proper use of the Premises permitted by this Lease or which will cause cancellation of any such insurance.

21.4 Indemnification of Landlord.  Tenant shall indemnify and defend Landlord
     ---------------------------
and save it harmless from and against any and all loss (including loss of rents payable by

Tenant or other tenants) and against all claims, actions, damages, liability and expenses in connection with loss of life, bodily and personal injury or damage to the Building arising from any occurrence in, upon or at the Premises or any part thereof (including without limitation computer data loss), or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants, licensees, concessionaires or invitees or by anyone permitted to be on the Premises by Tenant. Tenant assumes all risks of and Landlord shall not be liable for injury to person or damage to property resulting from the condition of the Premises or from the bursting or leaking of any and all pipes, utility lines, connections, or air conditioning or heating equipment in, on or about the Premises, or from water, rain or snow which may leak into, issue or flow from any part of the Building. Tenant agrees, at all times, to defend, indemnify and hold Landlord harmless against all actions, claims, demands, costs, damages or expenses of any kind which may be brought or made against Landlord or which Landlord may pay or incur by reason of Tenant's occupancy of the Premises or its negligent performance of or failure to perform any of its obligations under this Lease. In case Landlord shall without fault on its part, be made a party to any litigation commenced by or against Tenant, then Tenant shall defend, indemnify, defend and hold Landlord harmless and shall pay all costs, expenses and reasonable attorneys' fees incurred by or on behalf of Landlord in connection with such litigation.

ARTICLE XXII - USE OF COMMON AREAS BY TENANT
--------------------------------------------

22.1 Use of Common Areas.  Tenant shall not use any part of the Building
     -------------------
exterior to the Premises or the parcel of land described in Exhibit "B" for outside storage. No trash, crates, pallets, or refuse shall be permitted anywhere outside of the Building by Tenant except in enclosed metal containers to be located as directed by Landlord. Tenant shall not park any trucks or trailers, loaded or empty, except in front of the docks on the concrete apron provided for such purposes. Tenant shall not park or permit parking of vehicles overnight anywhere about the Building's parking areas without the prior written consent of Landlord.

ARTICLE XXIII - DEFAULT AND REMEDIES
------------------------------------

23.1 Defaults.  In the event:
     --------

     (a)  Tenant shall at any time fail to pay any item of Rent when due; or

     (b) Tenant shall fail to keep, perform or observe any other covenant, agreement, condition or undertaking hereunder and shall fail to remedy such default within ten (10) days after written notice thereof has been mailed by Landlord to Tenant; or if such default is one that will take longer than ten (10) days to remedy, Tenant fails to commence curing such default within ten (10) days and/or fails diligently to pursue such cure to completion; or

     (c)  The Premises shall be vacated or abandoned by Tenant;

     Landlord shall have the right, without further notice or demand, to re-enter and take exclusive possession of the Premises, with or without force or legal process, and to refuse to allow Tenant to enter the same or have possession thereof; to change the locks on the doors to the Premises; take possession of any furniture or other property in or upon the Premises (Tenant hereby waiving the benefit of all exemptions by law), sell the same at public or private sale without notice and apply the proceeds thereof to the costs of sale, payment of damages and payment of the Rent due under this Lease; all without being liable to Tenant for any damages or to any prosecution therefor; and

          (i) As agent of Tenant to relet the Premises for the balance of the Lease Term or for a shorter or longer term and receive the rents therefor, applying them first to the payment of the expense of such reletting and, second, to the payment of damages suffered to the Premises and Rent due and to become due under this Lease, Tenant remaining liable for and hereby agreeing to pay Landlord and deficiency; or

          (ii) To cancel and terminate the remaining Lease Term, re-enter and take possession of the Premises free of this Lease and thereafter this Lease shall be null and void and the rent in such case shall be apportioned and paid on and up to the date of such entry. Thereafter both parties shall be released and relieved from and of any and all obligations thereafter to accrue hereunder. Tenant shall be liable for all loss and damage resulting from such breach or default; or

          (iii) To treat such default as an anticipatory breach of this Lease and, as liquidated damages for such default, be entitled to the difference, if any, between the some which, at the time of such termination for anticipatory breach represents the then present worth (computed at seven percent per year) of the excess aggregate Rent payable hereunder that would have accrued over the balance of the Lease Term (including extensions) had such Lease Term not been prematurely terminated, over the aggregate market rental value of the Premises over the Lease Term (including renewals) that the Lease would have run had it not been prematurely terminated.

23.2 Remedies Cumulative.  All rights and remedies provided in this Lease for
     -------------------
Landlord's protection shall be cumulative and in addition to any other rights and remedies provided by law. Landlord shall be entitled to recover from Tenant its reasonable attorneys' fees incurred in enforcing its rights hereunder.

23.3 No Waiver.  A waiver by Landlord of a breach or default by Tenant under the
     ---------
terms and conditions of this Lease shall not be construed to be a waiver of any subsequent breach or default or of any other term or condition of this Lease, and the failure of Landlord to assert any breach or to declare a default by Tenant shall not be construed to constitute a waiver thereof so long as such breach or default continues unremedied.

23.4 No Reinstatement.  No receipt of money by Landlord from Tenant after the
     ----------------
termination of this Lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the Premises shall reinstate, continue or extend the Lease Term or affect any such notice, demand or suit.

23.5 Default Under Other Leases.  A default under this Lease shall, at
     --------------------------
Landlord's option, be deemed a default under any other leases between Landlord and Tenant for space in the Building. Likewise, a default under any other such lease between Landlord and Tenant shall, at Landlord's option, be deemed a default under this Lease.

ARTICLE XXIV - DEFINITION OF LANDLORD
-------------------------------------

24.1 Landlord Means Owner.  The term "Landlord" as used in this Lease, so far
     --------------------
as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the fee of the Premises, and in the event of any transfer or transfers of the title to such fee, Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved, from and after the date of such transfer or conveyance, of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed; provided that any funds in the hands of such Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee, and any amount then due and payable to Tenant by Landlord or the then grantor under any provisions of this Lease, shall be paid to Tenant.

ARTICLE XXV - NOTICES
---------------------

25.1 Notices.  Except as otherwise herein provided, whenever by the terms of
     -------
this Lease notice shall or may be given either to Landlord or to Tenant, such notice shall be in writing and shall be deemed to have been properly served if hand-delivered or sent by certified mail, return receipt requested, postage prepaid, to Landlord at the place where Rent is payable and to Tenant at the Premises. The date of such hand-delivery or mailing shall be deemed the date of service.

ARTICLE XXVI - SECURITY DEPOSIT
-------------------------------

26.1 Security Deposit.  Tenant herewith deposits with Landlord the sum set
     ---------------
forth in Section 1.1 (J) as security for the performance by Tenant of every covenant and condition of this Lease. Said deposit may be commingled with other funds of Landlord and shall bear no interest. If Tenant shall default with respect to any covenant or condition of this Lease, Landlord may apply the whole or any part of such security deposit to the payment of any sum in default or any sum which Landlord may be required to spend by reason of Tenant's default. This includes, but is not limited to, applying the security deposit first to any restoration and/or cleanup costs necessary over and above normal wear and tear of the vacated space. It is understood that the security deposit is not to be considered as the last month's Base Rent under this Lease. Should Tenant comply with all of the covenants and conditions of this Lease, the security deposit or any balance thereof shall be returned to Tenant after the expiration of the Lease Term.

ARTICLE XXVII - SUBORDINATION OR SUPERIORITY
--------------------------------------------

27.1 Subordination or Superiority.  If the mortgagee or trustee named in any
     ----------------------------
first mortgage or first trust deed hereafter made shall agree that, if it becomes the owner of the Premises by foreclosure or deed in lieu of foreclosure, it will recognize the rights and interests of Tenant under this Lease and not disturb Tenant's use and occupancy of the Premises if and so long as Tenant is not in default under this Lease (which agreement may, at such mortgagee's option, require attornment by Tenant), then all or a portion of the rights and interests of Tenant under this Lease shall be subject and subordinate to such first mortgage or first trust deed and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements and extensions thereof. Any such mortgagee or trustee may elect that, instead of making this Lease subject and subordinate to its first mortgage or first trust deed, the rights and interests of Tenant under this Lease shall have priority over the lien of its mortgage or trust deed. Tenant agrees that it will, within ten (10) days after demand in writing, execute and deliver whatever instruments may be required, either to make this Lease subject and subordinate to such a mortgage or trust deed, or to give this Lease priority over the lien of the mortgage or trust deed, whichever alternative may be elected by the mortgagee or trustee. If Tenant fails to execute and deliver any such instrument, Tenant does hereby make, constitute and irrevocably appoint Landlord as its attorney in fact, in its name, place and stead so to do.

ARTICLE XXVIII - MISCELLANEOUS
------------------------------

28.1  Persons Bound.  The agreements, covenants and conditions of this Lease
      -------------
shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and assigns of each of the parties hereto, except that no assignment, encumbrance or subletting by Lessee, unless permitted by the provisions of this Lease, without the written consent of Landlord, shall vest any right in the assignee, encumbrancee or sublessee of Tenant. If there be more than one Tenant herein named, the provisions of this lease shall be applicable to and binding upon such Tenants jointly and severally, as well as their heirs, legal representatives, successors and assigns.

28.2  Partial Invalidity.  If any term, covenant, condition or provision of this
      -----------------
Lease or the application thereof to any person or circumstance shall, to any extent be invalid, unenforceable or violate a party's legal rights, then such term, covenant, condition or provision shall be deemed to be null and void and unenforceable, however, all other provisions of this Lease, or the application of such term or provision to persons or circumstances other than those to which such forms of provision is held invalid, unenforceable or violative of legal rights, shall not be affected thereby, and each and every other term, condition, covenant and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

28.3  Captions.  The headings and captions used throughout this Lease are for
      --------
convenience and reference only and shall in no way be held to explain, modify, amplify, or aid in the interpretation, construction or meaning of any provisions in this Lease. The words "Landlord" and "Tenant" wherever used in this Lease shall be construed to mean plural where necessary, and the necessary grammatical changes required to make the provisions hereof apply either to corporations, partnerships or individuals, men or women, shall in all cases be assumed as though in each case fully expressed.

28.4  No Option.  Submission of this instrument for examination does not
      ---------
constitute a reservation of or option for the Premises. This instrument does not become effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

28.5  Brokers.  Tenant represents that it has dealt directly with and only with
      -------
the broker or brokers set forth at Item 1.1 (M) of Basic Terms, and that Tenant knows of no other broker who negotiated this Lease or is entitled to any commission or fee in connection herewith. Tenant covenants and agrees to pay, hold harmless, defend and indemnify Landlord from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any other broker or agent pertaining to Tenant's having entered into this Lease.

28.6  Waiver of Jury.  Landlord and Tenant agree that, to the extend permitted
      --------------
by law, each shall and hereby does waive trial by jury in any action, proceeding or counterclaim brought by either against the other on any matter whatsoever arising out of or in any way connected with this Lease.

28.7  Tenant's Statement.  Tenant shall furnish to Landlord, within ten (10)
      ------------------
days after written request therefor from Landlord, a copy of Tenant's then most recent audited and certified financial statement. It is mutually agreed that Landlord may deliver a copy of such statements to any mortgagee or prospective mortgagee of Landlord, or any prospective purchaser of the Property but otherwise Landlord shall treat such statements and information contained therein as confidential.

28.8  Estoppel Certificate.  Tenant shall at any time and from time to time upon
      --------------------
not less than ten (10) days prior written request from Landlord, execute, acknowledge and deliver to Landlord, in form reasonably satisfactory to Landlord and/or Landlord's, mortgagee, a written statement certifying (if true) that Tenant has accepted the Premises, that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), that Landlord is not in default thereunder, the date to which Rent has been paid in advance, if any, and such other accurate certifications as may reasonably be required by Landlord or Landlord's mortgagee, agreeing to give copies to any mortgagee of Landlord of all notices by Tenant to Landlord and agreeing to afford Landlord's mortgagee a reasonable opportunity to cure any default of Landlord. It is intended that any such statement delivered pursuant to this Section may be relied upon by any prospective purchaser or mortgagee of the Premises and their respective successors and assigns.

28.9  Short Form Lease.  This Lease shall not be recorded, but the parties
      ----------------
agree, at the request of either of them, to execute a Short Form Lease for recording, containing the names of the parties, the legal description and the Lease Term.

28.10 Time of Essence.  Time is of the essence of this Lease, and all
      ---------------
provisions herein relating thereto shall be strictly construed.

28.11  Relationship of Parties.  Nothing contained herein shall be deemed or
       -----------------------
construed by the parties hereto, or by any third party, as creating the relationship of principal and agent or of partnership, or of joint venture, by the parties hereto, it being understood and agreed that no provision contained in this Lease nor any acts of the parties hereto shall be deemed to create any relationship other than the relationship of Landlord and Tenant.

28.12  Law Applicable.  This Lease shall be construed and enforced in accordance
       --------------
with the laws of the state where the Premises are located.

28.13  Guarantee.  In the event a guarantee is executed in connection with this
-----  ---------
Lease, said guarantee shall be deemed a part of this Lease.

ARTICLE XXIX - RIDER
--------------------

29.1   Rider.  Rider consisting of   5   pages, with paragraphs numbered  31.1
       -----                        ----                                  -----
through 45.1  consecutively, is attached hereto and made a part hereof.
        ----

ARTICLE XXX - ENTIRE AGREEMENT
------------------------------

30.1   Entire Agreement.  This Lease contains the entire agreement between the
       ----------------
parties and no modification of this Lease shall be binding upon the parties unless evidenced by an agreement in writing signed by Landlord and Tenant after the date hereof. If there be more than one Tenant named herein, the provisions of this Lease shall be applicable to and binding upon such Tenants jointly and severally.

IN WITNESS WHEREOF, the parties have signed triplicate counterparts hereof as of the date and year hereinabove set forth.


TENANT                              LANDLORD

LUMONICS CORPORATION                THE TRAVELERS INSURANCE COMPANY,
a Michigan Corporation              a Connecticut Corporation

                                    By:       "Jerry D. Warden"
          ____________________             --------------------------------
                                    Its:    Jerry D. Warden, Director

By:          "R.H. Schmidt"         Attest:   "Arthur Burrows"
          --------------------             --------------------------------
             Robert H. Schmidt      Its:  Arthur Burrows, Assistant Secretary
Its:         President

Attest:   ____________________

Its:      ____________________
           VP Finance & Admin.

                        RIDER TO INDUSTRIAL SPACE LEASE
                             DATED MARCH 30, 1992
                                BY AND BETWEEN
                   THE TRAVELERS INSURANCE COMPANY, LANDLORD
                                      AND
                         LUMONICS CORPORATION, TENANT


The following changes are made to the referenced Lease, which additions shall supersede any inconsistent provision in such Lease:

31.1 Base Rent
     ---------

     1. $232,644.00 per annum ($19,387.00 per month) for the period from April 1, 1992, through March 31, 1994.

     2. $310,656.00 per annum ($25,888.00 per month) for the period from April 1, 1994, through March 31, 1997.

     3. $331,368.00 per annum ($27,614.00 per month) for the period from April 1, 1997, through March 31, 1999.

32.1 Tenant's Proportionate Share
     ----------------------------

     It is acknowledged that the Building is located on a single tax parcel made up of two buildings known as 6700-6750 Shady Oak Road and 6680-6690 Shady Oak Road, Eden Prairie, Minnesota, consisting of a total of 208,244 square feet and legally described on Exhibit "B".

     Tenant's proportionate share shall be as follows:

     A.   Real Estate Taxes:

          Real estate taxes shall be prorated over the entire 208,244 square feet. Tenant's proportionate share is 33.15%.

     B.   All Other Prorated Expenses:

          These expenses shall be based on Tenant's proportionate share of the building expenses for the building at 6680-6690 Shady Oak Road, Eden Prairie, Minnesota. Common Area for the Building is shown on Exhibit "C". Tenant's proportionate share is 100%.

33.1  Tenant Improvements
      -------------------

      A. Landlord shall construct those improvements in Premises desired by Tenant all in accordance with the instructions of Tenant ("Tenant Improvements"). Tenant shall, on or before May 15, 1992, advise Landlord of its desired Tenant Improvements and Landlord shall thereafter cause all necessary architectural and mechanical plans, drawings and specifications, ("Plans") to be prepared for the construction of Tenant Improvements. Plans shall be subject to Landlord's and Tenant's written approval. Once approved, Plans shall not be changed without Landlord's and Tenant's written consent.

      B. Landlord shall contribute toward the cost of constructing Tenant Improvements an amount up to Sixty Six Thousand and 00/100 ($66,000.00) ("Improvement Allowance"). Tenant shall pay all costs of constructing Tenant Improvements which exceed the Improvement Allowance ("Excess Costs"). Tenant shall pay Excess Costs to Landlord prior to the commencement of construction of Tenant Improvements;

      C.  If completion of the Tenant Improvements is delayed as a result of:

          i. Tenant's request for materials, finishes or installation that require significant lead times;
          ii. The performance by Tenant or any person, firm or corporation employed by Tenant and the completion of any work by Tenant or said person, from or corporation; or
          iii. Any other act or omission by Tenant or its agents including, but not limited to, requests for changes in Plans;

          the payment of Rent shall not be affected or deferred on account of such delay. Landlord shall use reasonable efforts to complete Tenant Improvements as soon as practical.

34.1  Cash Payment
      ------------

      Landlord shall provide Tenant with $50,000.00 cash to be used by Tenant in any way Tenant shall see fit. Said payment shall be made to Tenant within thirty (30) days of the Lease Commencement Date.

35.1  Common Area Expenses
      --------------------

      With respect to 1992, Tenant shall be required to pay to Landlord during the Lease Term and in the manner provided in Lease Agreement (except as provided below) the lesser of:

      A. Tenant's Proportionate Share of the actual Common Area Expenses pertaining to the Building; and
      B. an amount equal to the product of $.65 and the net rentable area of the Premises.

      For the calendar years 1993 and thereafter, Tenant shall pay, as Additional Rent the lesser of:

      i. One hundred four percent (104%) of the Additional Rent payable in the immediately prior calendar year; and
      ii. an amount equal to One hundred percent (100%) of Tenant's Proportionate Share of the Common Area Expenses pertaining to the Building.

      All property insurance expenses, water and sewer expenses and real estate tax expenses are not subject to the above stated 4% annual escalation limit and shall be charged to Tenant based on tenant's prorata share as set forth in the Lease.

36.1  Lease Contingency
      -----------------

      This Lease is contingent upon Landlord terminating the existing Lease with Retail Holdings for the space at 6680 Shady Oak Road, Eden Prairie, Minnesota, effective April 1, 1992. Landlord shall notify Tenant in writing when said Lease termination is finalized. This Lease shall be null and void if said Lease Termination is not finalized by April 8, 1992.

37.1  Termination of Existing Lease
      -----------------------------

      Upon commencement of this Lease Agreement on April 1, 1992, the existing Lease for Tenants space at 6690 Shady Oak Road, Eden Prairie, MN, dated March 16, 1984, and amended November 6, 1985, October 31, 1988, and September 5, 1991, shall terminate and have no further force or effect.

38.1  Right to Sublease Space
      -----------------------

      Landlord hereby grants Tenant the Right to Sublease a portion of the Premises to Retail Holdings for a sixty (60) day period commencing on April 1, 1992, and terminating May 31, 1992.

39.1  Special Assessments  Section 4.2 shall be amended to provide as follows:
      -------------------

      In the event there are extraordinary or special assessments levied against the Building or Project of which the Building is a part, Landlord shall elect to pay such extraordinary or special assessments over the longest period of time possible, as set by Hennepin County or the City of Eden Prairie, and shall include in Taxes only these extraordinary or special assessments accruing during the Lease Term.

40.1  Common Area Expense
      -------------------

      No Capital Expenses will be considered Common Area Expenses and passed through to Tenant.

41.1  Prohibition of Use  Section 5.2 of Lease Agreement shall be modified to
      ------------------
      provide as follows:

      A. If the prohibition of the use of the Premises is the result of the particular use or intensity of use of the Premises by Tenant, the Lease shall not be terminated;
      B. subject to Landlord's right to contest the enforcement of such prohibition by appropriate legal proceedings, if the use of the Premises for office, warehousing and light manufacturing generally is prohibited, Tenant may, as its sole remedy, terminate this Lease, effective upon the issuance of the final order of a government or court of competent jurisdiction prohibiting the use thereof (unless Landlord contests such order and the effect of Landlord's contest is to stay the enforcement of such order). Thereafter, neither Landlord not Tenant shall be liable to the other pursuant to this Lease Agreement.

42.1  Restoration
      -----------

      If the Premises or Building or any part thereof is damaged by fire or other casualty to the extent that the cost of repair is less than thirty percent (30%) of the fair market value of the Premises or twenty percent (20%) of the fair market value of the Building immediately prior to such damage or destruction, and such damage or destruction was caused by any event required to be covered by insurance hereunder, then Landlord shall, at Landlord's sole cost, repair such damage, as soon as reasonably possible, and this Lease shall continue in full force and effect.

      The time period of "Sixty (60) days" shall be changed to "Forty-five (45) days"

43.1  Termination of Lease:  Payment of Rent
      --------------------

      The time period of "Sixty (60) days" shall be changed to "Forty-five (45) days" and two references to "One hundred Twenty (120) days" shall be changed to "Ninety (90) days".

44.1  Eminent Domain
      --------------

      Any award made as compensation for the loss or removal of or damage to Tenant's trade fixtures and removable personal property shall belong to the Tenant, so long as the receipt of such award does not reduce the award that would be payable to the Landlord on the taking of the Leasehold and Fee Estate and Landlord's improvements constructed thereon. Tenant shall not receive any award for the taking of its Leasehold Estate.

45.1  Common Area - Parking
      -----------

      Tenant shall be entitled to approximately 140 parking stalls as shown on Exhibit "C" of this Lease. The area outlined shall constitute common area of the building.


TENANT:  LUMONICS CORPORATION          LANDLORD:  THE TRAVELERS
         (a Michigan Corporation)      INSURANCE COMPANY
                                       (a Connecticut Corporation)


BY:      "R.H. Schmidt"                BY:    "Jerry D. Warden"
         ------------------------             -------------------------

ITS:     President                     ITS:   Jerry D. Warden, Director
         ------------------------             -------------------------

DATE:    3/31/92                       DATE:  April 2, 1992
         ------------------------             -------------------------

EXHIBIT "A"


                              [MAP APPEARS HERE]

EXHIBIT "B"


                               LEGAL DESCRIPTION
                               -----------------



LOT 1, BLOCK 1, SHADY OAK INDUSTRIAL PARK THIRD ADDITION, ACCORDING TO THE PLAT THEREOF ON FILE AND OF RECORD IN THE OFFICE OF THE COUNTY RECORDER, IN AND FOR HENNEPIN COUNTY, MINNESOTA.

EXHIBIT "C"



                              [MAP APPEARS HERE]

STATE OF      Illinois     )
              --------
                           )
COUNTY OF     Dupage       )
              ------

Before me, a Notary Public in and for said County and State, on this day, personally appeared Jerry D. Warden and Arthur Burrows to me know to be the
                    ---------------     --------------
identical persons who subscribed the name of THE TRAVELERS Insurance COMPANY, a
                                                           ---------
Connecticut corporation to the foregoing instrument as its Director and
-----------                                                --------
Assistant Secretary who, being by me duly sworn, did state that they are the

Director and Assistant Secretary of said corporation, that the seal affixed to
--------
said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed by them on behalf of said corporation by authority of its Board of Directors, and said Director and Assistant Secretary acknowledged to me that they executed the same for the uses, purposes, and consideration therein set forth and in the capacity therein stated as their free and voluntary act and deed as the free and voluntary act and deed of said corporation.

Given under my hand and seal of office this 2 day of April, 1992.
                                            -        -----

-------------------------------
"Official Seal"
Patricia A. Donahue
Notary Public State of Illinois
My Commission Expires
8/25/92
-------------------------------
                                         "Patricia A. Donahue"
                                          --------------------
                                          Patricia A. Donahue
                                          Notary Public


My Commission Expires:

August 25, 1992
---------------

                       (TENANT CORPORATE ACKNOWLEDGMENT)


STATE OF    Minnesota  )
            ---------
                       )  ss.
COUNTY OF   Hennepin   )
            --------

       On this 31st day of March, 1992, before me appeared Robert H. Schmidt, to
               ----        -----------                     -----------------
me personally known, who being by me duly sworn, did say that (he) (she) is the

President of Lumonics Corporation, the corporation that executed the within and
---------    --------------------
foregoing instrument and that said instrument was signed in behalf of said corporation by authority of its Board of Directors, and said President
                                                             ---------
acknowledged said instrument to be the free act and deed of said corporation.



                                           "Carol S. Woodson"
                                           ------------------

                                           Notary Public

                                           Hennepin County
                                           --------


My commission expires:

April 5, 1996
-------------
                                            ------------------------------------
                                            Seal
                                            Carol S. Woodson
                                            Notary Public-Minnesota
                                            Hennepin County
                                            My Commission Expires April 5, 1996
                                            ------------------------------------
                                      -6-